                                                                   EXHIBIT 10.60

                             REGISTRATION AGREEMENT

          This REGISTRATION AGREEMENT is made as of April 18, 2000 between drkoop.com, Inc. (formerly known as Empower Health Corporation), a Delaware corporation with its principal place of business at 7000 North Mopac Drive, Suite 400, Austin, Texas 78731 ("drkoop.com") and Adventist Health System Sunbelt Healthcare Corporation, a Florida Not For Profit Corporation with its principal place of business at 111 North Orlando Avenue, Winter Park, Florida 32789 ("Adventist") (each individually a "Party" and collectively the "Parties") (the "Agreement").

                                  WITNESSETH:

          WHEREAS, Adventist and drkoop.com are parties to (i) that certain Investment Agreement dated as of January 29, 1999, by and among drkoop.com, Adventist and HealthMagic, Inc. (the "Investment Agreement") and (ii) that certain Amended and Restated Registration Rights Agreement dated as of January 29, 1999, by and among drkoop.com, Superior Consultant Holdings Corporation, Neal Longwill and Adventist (the "Registration Rights Agreement") attached hereto as Exhibit A; and

          WHEREAS, Adventist desires to exercise its ability, under the Registration Rights Agreement, to demand that drkoop.com register the 2,750,195 unregistered shares of drkoop.com common stock that were transferred to Adventist under the Investment Agreement (the "Adventist Shares");

          NOW, THEREFORE, for good and valuable consideration and in consideration of the mutual covenants and conditions herein set forth, and with the intent to be legally bound thereby, Adventist and drkoop.com hereby agree as follows:

     1. Registration of Stock. Subsequent to June 9, 2000, drkoop.com shall use its reasonable best efforts, as provided in the Registration Rights Agreement, to effect a registration of the Adventist Shares; provided that drkoop.com shall only be required to effect such registration if drkoop.com may register the Adventist Shares using a Form S-3 registration statement. Adventist understands that drkoop.com may be required to include shares of other stockholders in such secondary registration. Adventist will not exercise any "piggy-back" rights in the event that drkoop.com determines to raise capital in a primary offering.

     2. Demand Notice. Adventist acknowledges and agrees that any registration effected after the date hereof shall constitute a registration effected pursuant to a Demand Notice (as defined in the Registration Rights Agreement) under the Registration Rights Agreement.

     3. Amendments. No change, amendment or modification of any provision of this Agreement or waiver of any of its terms will be valid unless set forth in writing and signed by the Party to be bound thereby.

     4. Governing Law. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of Delaware.

     5. Waivers. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather the same shall be and remain in full force and effect.

     6. Notices; Payments. Any notice, payments, approval, request, authorization, direction or other communication under this Agreement shall be given in writing, shall reference this Agreement, and shall be deemed to have been delivered and given: (a) when delivered personally; (b) three (3) business days after having been sent by registered or certified U.S. mail, return receipt requested, postage and charges prepaid; (c) when transmitted if sent by facsimile, provided a confirmation of transmission is produced by the sending machine and a copy of such facsimile is promptly sent by another means specified in this section; or (d) one (1) business day after deposit with a commercial overnight courier, with written verification of receipt. All communications and payments will be sent to the addresses set forth below or to such other address as may be designated by a Party by giving written notice to the other Party pursuant to this Section 6.

          If to Adventist:                                     If to drkoop.com:

          ADVENTIST HEALTH SYSTEM SUNBELT                      DRKOOP.COM, INC.
          HEALTHCARE CORPORATION                               7000 North Mopac, Suite 400
          111 North Orlando Avenue                             Austin, Texas 78731
          Winter Park, Florida 32789                           Attention:  Susan Georgen-Saad
          Attention:                                           Tel: (512) 583-5120
          Tel: (407) 647-4400                                  Fax: (512) 583-5196
          Fax:

          With a copy to:                                      With a copy to:
          Adventist Health System Sunbelt                      Latham & Watkins
          Healthcare Corporation                               233 South Wacker Drive
          111 North Orlando Avenue                             Sears Tower, Suite 5800
          Winter Park, Florida 32789                           Chicago, Illinois 60606
          Attention:  T.L. Trimble, Esq.                       Attention: Mark Mester, Esq.
          Tel: (407) 975-1413                                  Tel:  (312) 876-7700
          Fax: (407) 975-1414                                  Fax:  (312) 993-9767

     7. Entire Agreement. This Agreement and the Registration Rights Agreement constitute the entire agreement between the Parties and supersede any and all

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

          prior agreements or understandings between the Parties with respect to the 2,750,195 unregistered shares of drkoop.com common stock. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision or other condition which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any purchase order, correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

     8. Headings; Severability. The headings used in this Agreement are for convenience only and are not to be construed to have legal significance. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and the remainder of this Agreement shall remain in full force and effect.

     9. Counterparts. This Agreement may be executed in multiple counterparts, all of which, taken together, shall constitute one and the same instrument.

     10. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of either Party hereto will bind and inure to the benefit of the respective successors and assigns of the party hereto whether so expressed or not.

                            [signature page follows]


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

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by duly authorized officers or representatives as of the date first above written.


ADVENTIST HEALTH SYSTEM                 DRKOOP.COM, INC.
SUNBELT HEALTHCARE
CORPORATION


By: /s/ Thomas L. Werner                By: /s/ Donald Hackett
    --------------------                    --------------------
    Authorized Signature                    Authorized Signature

Print Name: Thomas L. Werner            Print Name: Donald Hackett
            ----------------                        --------------

Title: President                        Title: CEO
       ---------                               ---


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